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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)          FEBRUARY 15, 2007
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                 0-21039                                 52-1975978
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          (Commission File Number)             (IRS Employer Identification No.)

  1100 WILSON BOULEVARD, #2500, ARLINGTON, VA                       22209
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   (Address of principal executive offices)                       (Zip Code)

                                 (703) 247-2500
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              (Registrant's telephone number, including area code)

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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02. Results of Operations and Financial Condition.

On February 15, 2007, Strayer Education, Inc. announced 2006 fourth quarter and full year revenues, earnings, and winter term 2007 enrollments. The February
15, 2007 press release is attached hereto as an exhibit and incorporated herein by reference. The information contained in the February 15, 2007 press release is deemed furnished under this Item; and should not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act, as amended (the "Exchange
Act"), or otherwise subject to that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the
Exchange Act.

Item 9.01.           Financial Statements and Exhibits.

Exhibit  99.01       Press Release dated February 15, 2007. (The information
                     contained in the February 15, 2007 press release is deemed furnished under Item 2.02.)

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Strayer Education, Inc.
Date:
February 15, 2007                           By: /s/ Mark C. Brown
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                                            Mark C. Brown
                                            Senior Vice President and
                                            Chief Financial Officer

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                                  EXHIBIT INDEX

EXHIBIT               DESCRIPTION
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99.01                 Press Release dated February 15, 2007

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